UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eaton House, 30 Pembroke Road, Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange
4.450% Senior Notes due 2030	ETN/30	New York Stock Exchange
3.625% Senior Notes due 2035	ETN/35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2026, the Compensation and Organization Committee (the “Committee”) of the Board of Directors of Eaton Corporation plc (the “Company”) established corporate performance criteria that will be used to determine the amount of 2026 executive incentive compensation awards that will be paid, if earned, after the end of the annual performance period under the Company’s Executive Incentive Compensation Plan. The Committee selected Adjusted Earnings Before Interest, Taxes, Amortization, and Depreciation; Adjusted Operating Cash Flow; and Organic Growth as the metrics for the 2026 program (the “2026 Program”) and set goals with respect to such metrics that it considered to be challenging but attainable. In addition to these quantitative goals, the Committee may also consider other performance factors in determining final award payouts under the 2026 Program, which include, but are not limited to, performance versus profit plan goals; Company performance relative to that reported for the Company’s peers; and progress toward the execution of the Company’s growth strategies.

The 2026 Program participants include the Company’s executive officers and approximately 3,500 other salaried employees. The 2026 target incentive opportunities of Messrs. Paulo Ruiz (Chief Executive Officer) and Heath Monesmith (President and Chief Operating Officer, Electrical Sector) were 150% and 105% of their base pay, respectively and, in the case of Mr. Olivier Leonetti, 100% of his base pay (with the payout of the award, if earned, to be prorated for his period of employment in 2026). Messrs. Ruiz, Monesmith and Leonetti are the only persons participating in the 2026 Program who were identified as “named executive officers” in the Company’s most recently filed definitive proxy statement on March 14, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: March 2, 2026	By:	/s/ Lucy Clark Dougherty
Lucy Clark Dougherty
Executive Vice President and Chief Legal Officer